Exhibit 99.1

Contacts:

Media	Investors
Brad Bishop	Paul Blair	James T. Crines
574-372-4291	574-371-8042	574-372-4264
bradley.bishop@zimmer.com	paul.blair@zimmer.com	james.crines@zimmer.com
Zimmer Reports Fourth Quarter and 2009 Financial Results
•	Net Sales of $1.11 billion for the fourth quarter increased by 7.5% reported over the prior year period (an increase of 2.5% constant currency)

•	Diluted EPS for the fourth quarter were $0.74 reported, a decrease of 1.3% from the prior year period, and $1.12 adjusted, an increase of 12.0% over the prior year period

•	Net Sales of $4.10 billion for the full year represent a decrease of 0.6% reported from the prior year (an increase of 0.9% constant currency)

•	Diluted EPS for the full year were $3.32 reported, a decrease of 10.8% from the prior year, and $3.94 adjusted, a decrease of 2.7% from the prior year
(WARSAW, IN) January 28, 2010—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the fourth quarter and year ended December 31, 2009. The Company reported fourth quarter net sales of $1.11 billion, an increase of 7.5% reported and 2.5% constant currency over the fourth quarter of 2008. Diluted earnings per share for the quarter were $0.74 reported and $1.12 adjusted, an increase of 12.0% adjusted over the prior year period. Full-year net sales were $4.10 billion, a decrease of 0.6% reported and an increase of 0.9% constant currency. Diluted earnings per share for the year were $3.32 reported and $3.94 adjusted, a decrease of 2.7% adjusted from the prior year.
“A solid performance in the fourth quarter enabled us to accomplish our major objectives for the year,” said David Dvorak, Zimmer President and CEO. “We once again recorded year-over-year sales growth for the quarter in all three of our geographic reporting segments, driven by a 5.5% constant currency increase in our industry-leading knee replacement business. The continued improvement in our Reconstructive sales performance, combined with recent new product clearances, forms a foundation for sustained sales growth and leveraged earnings in 2010.”
Net earnings for the fourth quarter were $155.2 million on a reported basis and $236.1 million on an adjusted basis, an increase of 5.1% adjusted over the prior year period. Operating cash flow for the fourth quarter was $385.5 million. Net earnings for the full year 2009 were $717.4 million on a reported basis and $849.9 million on an adjusted basis, a decrease of 8.1% adjusted from the prior year. Operating cash flow for the full year was $1,117.5 million.
In the fourth quarter, the Company utilized the proceeds from a $1.0 billion offering of senior unsecured notes to pay off its U.S. dollar senior credit facility debt of $471.0 million and acquired 9.0 million shares of its common stock for an aggregate purchase price of $519.1 million. For the full year 2009, the Company purchased 19.8 million shares for a total of $923.2 million. At the end of the year, $211.1 million of authorization remained under the Company’s $1.25 billion repurchase program, which expires on December 31, 2010.
During the quarter, the Company recorded a goodwill impairment charge of $73.0 million net of tax or $0.35 per diluted share related to its U.S. Spine reporting unit. A combination of factors has contributed to a decrease in the implied fair value of the U.S. Spine reporting unit compared with prior year.
Guidance
The Company expects full-year revenues for 2010 to increase between 3% and 5% on a constant currency basis. Assuming foreign currency exchange rates remain near year-end 2009 levels, the Company estimates that foreign currency translation will increase revenues by approximately 1% for the full year 2010, resulting in reported revenue growth between 4% and 6%. Full-year 2010 adjusted diluted earnings per share are projected to be in a range of $4.15 to $4.35.

Conference Call
The Company will conduct its fourth quarter 2010 investor conference call today, January 28, 2010, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (866) 530-8387. International callers should dial (706) 634-6422. A digital recording will be available two hours after the completion of the conference call from January 28, 2010 to February 11, 2010. To access the recording, U.S./Canada callers should dial (800) 642-1687, and International callers should dial (706) 645-9291, and enter the Conference ID, 49597507. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and full year on both a reported and constant currency basis. Beginning in 2009, the Company’s Dental product category sales are no longer included within its Reconstructive products category. Prior year amounts related to Dental product category sales have been reclassified to conform to the 2009 presentation.

NET SALES — THREE MONTHS ENDED DECEMBER 31, 2009
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$604	2%	2%
Europe	331	12	1
Asia Pacific	172	19	7

Total	1,107	7	2

Product Categories
Reconstructive
Americas	454	6	5
Europe	263	10	—
Asia Pacific	128	20	6

Total	845	9	4

Knees
Americas	283	7	6
Europe	127	12	2
Asia Pacific	66	26	10

Total	476	10	6

Hips
Americas	143	2	1
Europe	130	7	(3)
Asia Pacific	60	14	2

Total	333	6	—

Extremities	36	19	15

Dental	57	—	(4)

Trauma	63	11	7

Spine	63	(12)	(15)

OSP and other	79	15	11

NET SALES — TWELVE MONTHS ENDED DECEMBER 31, 2009
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$2,372	1%	1%
Europe	1,119	(5)	1
Asia Pacific	604	3	—

Total	4,095	(1)	1

Product Categories
Reconstructive
Americas	1,771	1	1
Europe	902	(7)	(1)
Asia Pacific	452	3	1

Total	3,125	(1)	—

Knees
Americas	1,102	1	1
Europe	429	(5)	1
Asia Pacific	230	4	4

Total	1,761	—	2

Hips
Americas	566	(2)	(1)
Europe	448	(9)	(3)
Asia Pacific	214	2	(2)

Total	1,228	(4)	(2)

Extremities	136	12	14

Dental	205	(10)	(8)

Trauma	235	6	6

Spine	253	10	12

OSP and other	277	—	—

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2009 sales were approximately $4.1 billion. The Company is supported by the efforts of more than 8,000 employees worldwide.
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For more information about Zimmer, visit www.zimmer.com
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom® Acetabular Component product claims in the U.S., goodwill impairment, acquisition, integration, realignment and other expenses, net curtailment and settlement, and the tax benefit related to the 2007 civil settlement with the U.S. government. The provision related to the Durom Acetabular Component is classified as a special item that is different from the Company’s routine product liability claims for a number of reasons, including that the provision is limited to revisions associated with surgeries that predate the Company’s voluntary suspension and which also occur within two years of the original surgery date. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through 2012; the success of our quality initiatives; the outcome of the investigation by the U.S. government into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators and tax obligations and risks; the impact of temporarily suspending U.S. distribution of one of our key hip replacement products; product liability and intellectual property litigation losses; health care reform measures in the U.S., reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; our ability to retain the independent agents and distributors who market our products; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the costs of defending or resolving the putative class action securities litigation and related lawsuits resulting from our September 2007 settlement with the U.S. government and other matters. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2009 and 2008
(in millions, except per share amounts, unaudited)

	2009	2008	% Inc/(Dec)
Net Sales	$1,107.3	$1,030.2	7%
Cost of products sold	274.4	243.1	13

Gross Profit	832.9	787.1	6

Research and development	51.6	48.3	7
Selling, general and administrative	460.2	434.5	6
Certain claims	—	21.5	(100)
Goodwill impairment	73.0	—	100
Acquisition, integration, realignment and other	9.6	43.1	(78)

Operating expenses	594.4	547.4	9

Operating Profit	238.5	239.7	(1)
Interest and other, net	(8.7)	(4.2)	107

Earnings before income taxes	229.8	235.5	(2)
Provision for income taxes	74.6	67.9	10

Net Earnings	155.2	167.6	(7)
Less: Net earnings attributable to noncontrolling interest	—	(0.1)	(100)

Net Earnings of Zimmer Holdings, Inc.	$155.2	$167.5	(7)

Earnings Per Common Share
Basic	$0.74	$0.75	(1)
Diluted	$0.74	$0.75	(1)

Weighted Average Common Shares Outstanding
Basic	210.0	223.7
Diluted	211.2	224.2
Certain amounts in the 2008 consolidated statement of earnings have been reclassified to conform to the 2009 presentation.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 and 2008
(in millions, except per share amounts, unaudited)

	2009	2008	% Inc/(Dec)
Net Sales	$4,095.4	$4,121.1	(1)%
Cost of products sold	990.8	997.3	(1)

Gross Profit	3,104.6	3,123.8	(1)

Research and development	205.4	192.3	7
Selling, general and administrative	1,729.2	1,704.0	1
Certain claims	35.0	69.0	(49)
Goodwill impairment	73.0	—	100
Acquisition, integration, realignment and other	75.3	68.5	10
Net curtailment and settlement	(32.1)	—	100

Operating expenses	2,085.8	2,033.8	3

Operating Profit	1,018.8	1,090.0	(7)
Interest and other, net	(20.6)	31.8	(165)

Earnings before income taxes	998.2	1,121.8	(11)
Provision for income taxes	280.8	272.3	3

Net Earnings	717.4	849.5	(16)
Less: Net earnings attributable to noncontrolling interest	—	(0.9)	(100)

Net Earnings of Zimmer Holdings, Inc.	$717.4	$848.6	(15)

Earnings Per Common Share
Basic	$3.34	$3.73	(10)
Diluted	$3.32	$3.72	(11)

Weighted Average Common Shares Outstanding
Basic	215.0	227.3
Diluted	215.8	228.3
Certain amounts in the 2008 consolidated statement of earnings have been reclassified to conform to the 2009 presentation.

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	December 31,	December 31,
	2009	2008
Assets
Current Assets:
Cash and cash equivalents	$691.7	$212.6
Restricted cash	0.1	2.7
Certificates of deposit	66.4	—
Receivables, net	751.4	732.8
Inventories, net	913.2	928.3
Other current assets	315.2	302.2

Total current assets	2,738.0	2,178.6

Property, plant and equipment, net	1,221.7	1,264.1
Goodwill	2,783.5	2,774.8
Intangible assets, net	858.0	872.1
Other assets	184.3	149.4

Total Assets	$7,785.5	$7,239.0

Liabilities and Shareholders’ Equity

Current liabilities	$690.7	$771.1
Other long-term liabilities	328.5	353.9
Long-term debt	1,127.6	460.1
Shareholders’ equity	5,638.7	5,653.9

Total Liabilities and Shareholders’ Equity	$7,785.5	$7,239.0

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 and 2008
(in millions, unaudited)

	2009	2008
Cash flows provided by (used in) operating activities
Net earnings of Zimmer Holdings, Inc.	$717.4	$848.6
Depreciation and amortization	337.4	275.1
Goodwill impairment	73.0	—
Gain on sale of investments	—	(38.8)
In-process research and development	—	38.5
Net curtailment and settlement	(32.1)	—
Share-based compensation	75.3	69.9
Inventory step-up	12.5	7.0
Income tax benefits from employee stock compensation plans	3.5	12.5
Excess income tax benefits from employee stock compensation plans	(0.4)	(6.5)
Changes in operating assets and liabilities
Income taxes	(12.7)	(75.3)
Receivables	(4.6)	(44.4)
Inventories	36.2	(148.1)
Accounts payable and accrued expenses	(132.6)	119.3
Other assets and liabilities	44.6	(19.7)

Net cash provided by operating activities	1,117.5	1,038.1

Cash flows provided by (used in) investing activities
Additions to instruments	(123.7)	(237.9)
Additions to other property, plant and equipment	(105.1)	(250.0)
Acquisition of intellectual property rights	(35.8)	(109.4)
Purchases of certificates of deposit	(66.4)	—
Proceeds from sale of other assets	—	54.9
Abbott Spine acquisition, net of acquired cash	—	(363.0)
Investments in other assets	(50.2)	(18.8)

Net cash used in investing activities	(381.2)	(924.2)

Cash flows provided by (used in) financing activities
Net proceeds (payments) under revolving credit facility	(330.0)	330.0
Proceeds from employee stock compensation plans	9.5	57.0
Excess income tax benefits from employee stock compensation plans	0.4	6.5
Repurchase of common stock	(923.7)	(737.0)
Proceeds from issuance of notes	998.8	—
Debt issuance costs	(8.5)	—
Acquisition of noncontrolling interest	(8.6)	—

Net cash used in financing activities	(262.1)	(343.5)

Effect of exchange rates on cash and cash equivalents	4.9	(21.7)

Increase (decrease) in cash and cash equivalents	479.1	(251.3)
Cash and cash equivalents, beginning of period	212.6	463.9

Cash and cash equivalents, end of period	$691.7	$212.6

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2009 and 2008
(in millions, unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	% Inc	2009	2008	% Inc/(Dec)
Americas	$603.7	$589.0	2%	$2,372.4	$2,353.9	1%
Europe	331.3	296.8	12	1,119.2	1,179.1	(5)
Asia Pacific	172.3	144.4	19	603.8	588.1	3

Total	$1,107.3	$1,030.2	7	$4,095.4	$4,121.1	(1)

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2009 and 2008
(in millions, unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	% Inc/(Dec)	2009	2008	% Inc/(Dec)
Reconstructive	$844.9	$775.9	9%	$3,124.7	$3,163.5	(1)%
Dental	56.6	56.6	—	204.7	227.5	(10)
Trauma	63.6	57.1	11	234.8	222.3	6
Spine	63.1	71.7	(12)	253.6	229.7	10
OSP and other	79.1	68.9	15	277.6	278.1	—

Total	$1,107.3	$1,030.2	7	$4,095.4	$4,121.1	(1)

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	December 31, 2009
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	2%	—%	2%
Europe	12	11	1
Asia Pacific	19	12	7
Total	7	5	2

Product Categories
Reconstructive
Americas	6	1	5
Europe	10	10	—
Asia Pacific	20	14	6
Total	9	5	4

Knees
Americas	7	1	6
Europe	12	10	2
Asia Pacific	26	16	10
Total	10	4	6

Hips
Americas	2	1	1
Europe	7	10	(3)
Asia Pacific	14	12	2
Total	6	6	—

Extremities	19	4	15

Dental	—	4	(4)

Trauma	11	4	7

Spine	(12)	3	(15)

OSP and other	15	4	11

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Twelve Months Ended
	December 31, 2009
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	1%	—%	1%
Europe	(5)	(6)	1
Asia Pacific	3	3	—
Total	(1)	(2)	1

Product Categories
Reconstructive
Americas	1	—	1
Europe	(7)	(6)	(1)
Asia Pacific	3	2	1
Total	(1)	(1)	—

Knees
Americas	1	—	1
Europe	(5)	(6)	1
Asia Pacific	4	—	4
Total	—	(2)	2

Hips
Americas	(2)	(1)	(1)
Europe	(9)	(6)	(3)
Asia Pacific	2	4	(2)
Total	(4)	(2)	(2)

Extremities	12	(2)	14

Dental	(10)	(2)	(8)

Trauma	6	—	6

Spine	10	(2)	12

OSP and other	—	—	—

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended December 31, 2009 and 2008
(in millions, unaudited)

	Three Months
	Ended December 31,
	2009	2008
Net Earnings	$155.2	$167.5
Inventory step-up	2.6	3.8
Certain claims	—	21.5
Goodwill impairment	73.0	—
Acquisition, integration, realignment and other	9.6	43.1
Taxes on inventory step-up, certain claims and acquisition, integration, realignment and other*	(4.3)	(11.3)

Adjusted Net Earnings	$236.1	$224.6

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Twelve Months Ended December 31, 2009 and 2008
(in millions, unaudited)

	Twelve Months
	Ended December 31,
	2009	2008
Net Earnings	$717.4	$848.6
Inventory step-up	12.5	7.0
Certain claims	35.0	69.0
Goodwill impairment	73.0	—
Acquisition, integration, realignment and other	75.3	68.5
Net curtailment and settlement	(32.1)	—
Taxes on inventory step-up, certain claims, acquisition, integration, realignment and other and net curtailment and settlement*	(31.2)	(38.0)
Tax benefit from civil settlement	—	(30.8)

Adjusted Net Earnings	$849.9	$924.3

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended December 31, 2009 and 2008
(unaudited)

	Three Months
	Ended December 31,
	2009	2008
Diluted EPS	$0.74	$0.75
Inventory step-up	0.01	0.01
Certain claims	—	0.10
Goodwill impairment	0.35	—
Acquisition, integration, realignment and other	0.04	0.19
Taxes on inventory step-up, certain claims and acquisition, integration, realignment and other*	(0.02)	(0.05)

Adjusted Diluted EPS	$1.12	$1.00

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Twelve Months Ended December 31, 2009 and 2008
(unaudited)

	Twelve Months
	Ended December 31,
	2009	2008
Diluted EPS	$3.32	$3.72
Inventory step-up	0.06	0.03
Certain claims	0.16	0.30
Goodwill impairment	0.34	—
Acquisition, integration, realignment and other	0.35	0.30
Net curtailment and settlement	(0.15)	—
Taxes on inventory step-up, certain claims, acquisition, integration, realignment and other and net curtailment and settlement*	(0.14)	(0.17)
Tax benefit from civil settlement	—	(0.13)

Adjusted Diluted EPS	$3.94	$4.05

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of Operating Profit to Adjusted Operating Profit
For the Three Months Ended December 31, 2009 and 2008
(unaudited)

	Three Months
	Ended December 31,
	2009	2008
Operating Profit	$238.5	$239.7
Inventory step-up	2.6	3.8
Certain claims	—	21.5
Goodwill impairment	73.0	—
Acquisition, integration, realignment and other	9.6	43.1

Adjusted Operating Profit	$323.7	$308.1

ZIMMER HOLDINGS, INC.
Reconciliation of Operating Profit to Adjusted Operating Profit
For the Twelve Months Ended December 31, 2009 and 2008
(unaudited)

	Twelve Months
	Ended December 31,
	2009	2008
Operating Profit	$1,018.8	$1,090.0
Inventory step-up	12.5	7.0
Certain claims	35.0	69.0
Goodwill impairment	73.0	—
Acquisition, integration, realignment and other	75.3	68.5
Net curtailment and settlement	(32.1)	—

Adjusted Operating Profit	$1,182.5	$1,234.5

ZIMMER HOLDINGS, INC.
Reconciliation of 2010 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)
Projected Twelve Months Ended December 31, 2010:

	Low	High
Diluted EPS	$4.08	$4.28
Inventory step-up	0.01	0.01
Acquisition, integration, realignment and other	0.09	0.09
Taxes on inventory step-up, acquisition, integration realignment and other *	(0.03)	(0.03)

Adjusted Diluted EPS	$4.15	$4.35

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.